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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 2001 included and incorporated by reference in True North Communications Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP

                                             Chicago, Illinois
                                             April 17, 2001